UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

               ___________________________________

                            FORM 8-K

            Current Report Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934


             Date of Report (Date of earliest event reported):

                             August 22, 2005


  	             HARRIS & HARRIS GROUP, INC.
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         (Exact name of registrant as specified in its charter)



	New York	         0-11576	              13-3119827
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(State or other jurisdiction 	(Commission File         (I.R.S. Employer
      of incorporation)             Number)             Identification No.)



                         111 West 57th Street
	                New York, New York  10019
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             (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:         (212) 582-0900
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Item 5.02   Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers.

The Board of Directors of Harris & Harris Group Inc. (the
"Company") appointed Thomas M. McCarthy, age 32, as Vice
President and Controller, effective on his first day of employment, August 22, 2005. Prior to joining the Company, he worked at PricewaterhouseCoopers LLP ("PwC") from 1996 to 2005, most recently as a Manager in its Global Capital
Markets group. He has not been a participant on the Company's audit team at PwC. Mr. McCarthy was graduated from the University of Minnesota (B.S., Accounting). He is a Certified Public Accountant.

No transactions, or series of similar transactions, have occurred since the beginning of the Company's last fiscal year to which the Company was a party in which Mr. McCarthy had or is to have a direct or indirect material interest.




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SIGNATURES


      Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:	August 22, 2005	               HARRIS & HARRIS GROUP, INC.



                                       By: /s/ Douglas W. Jamison
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				     	   Douglas W. Jamison
					   Chief Financial Officer









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